Exhibit 10.1
SECOND AMENDMENT
This Second Amendment, dated as of August 4, 2023 (this “Amendment”), to the Credit Agreement dated as of February 8, 2022 (as amended by that certain First Amendment, dated as of July 15, 2022, and as further amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”), among VICI PROPERTIES L.P., a Delaware limited partnership (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”) and JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, the Borrower, the Lenders (including the Issuing Lenders) and the Administrative Agent are parties to the Existing Credit Agreement (the Existing Credit Agreement, as so amended, the “Credit Agreement”);
WHEREAS, Mizuho Bank, Ltd. (the “New Lender”) has agreed to become a “Lender” under the Credit Agreement and (i) JPMorgan Chase Bank, N.A., Wells Fargo Bank, N.A., Bank of America, N.A. and Citibank, N.A. (collectively, the “Assigning Lenders”) have agreed to assign a portion of their Revolving Commitments to the New Lender as set forth in Section 2 and (ii) The Huntington National Bank (the “Exiting Lender”) has agreed to assign all of its Revolving Commitments to the New Lender as set forth in Section 2;
WHEREAS, in accordance with the provisions of Section 10.1 of the Existing Credit Agreement, the Borrower has requested, and the Lenders party hereto, constituting all Lenders (including each Issuing Lender), have agreed, to amend the Existing Credit Agreement as set forth in Section 3 hereof;
NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:
SECTION 1.Defined Terms. Unless otherwise defined herein, capitalized terms are used herein as defined in the Credit Agreement.
SECTION 2.Assignment and Assumption.
(a)The New Lender has agreed to purchase, on the terms set forth in the Assignment and Assumption attached as Exhibit D to the Existing Credit Agreement (the “Assignment and Assumption”) (and subject to the representations and warranties and other requirements therein (including, for the avoidance of doubt, the delivery of an Administrative Questionnaire to the Administrative Agent)), (i) $25,000,000 in aggregate of USD Revolving Commitments and $25,000,000 in aggregate of Multicurrency Revolving Commitments from the Assigning Lenders and (ii) $25,000,000 in aggregate of USD Revolving Commitments and $25,000,000 in aggregate of Multicurrency Revolving Commitments from the Exiting Lender and, in each case, the related Assigned Interest (as defined in the Assignment and Assumption), and the Assigning Lenders and the Exiting Lender have agreed to assign, on the terms set forth in the Assignment and Assumption (and subject to the representations and warranties and other requirements therein), (x) a portion (or all in the case of the Exiting Lender) of their Revolving Commitments such that after giving effect to such assignment and assumption, the Revolving Commitments of each Lender shall be as set forth in Schedule I hereto and (y) the related Assigned Interest, which such assignment and assumption shall be effective on the Second Amendment Effective Date (as defined below) (the “Assignment”), with the New Lender constituting an Assignee (as defined in the Assignment and Assumption) and each Assigning Lender and the Exiting Lender constituting an Assignor (as defined in the Assignment and Assumption). In accordance with Section 10.6(b)(iii) of the Existing Credit Agreement, upon the consummation of the Assignment, the Exiting Lender shall be released from its obligations under the Existing Credit Agreement and shall cease to be a party thereto (but shall continue to be entitled to the benefits of Sections 2.16, 2.17, 2.18 and 10.5 of the Credit Agreement).
(b)The parties hereto hereby consent to the Assignment and the parties further agree that on the Second Amendment Effective Date (i) the outstanding USD Revolving Loans held by the Assigning Lenders and the Exiting Lender and the participations of the Assigning Lenders and the Exiting Lender in any outstanding USD Letters of Credit shall be reallocated to the New Lender ratably in proportion to its USD Revolving Commitments after giving effect to the Assignment and (ii) the Multicurrency Revolving Loans held by the Assigning Lenders and the Exiting Lender and the participations of the Assigning Lenders and the Exiting Lender in any outstanding Multicurrency Letters of Credit shall be reallocated to the New Lender ratably in proportion to its Multicurrency Revolving Commitments after giving effect to the Assignment. In connection with the Assignment and for the purposes of the Assignment only, the parties hereto hereby waive the processing and recordation fee set forth in Section 10.6(b)(ii)(F) of the Existing Credit Agreement.
SECTION 3.Amendments to the Existing Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 4:
(a)The definition of “Pricing Grids” set forth in Section 1.1 of the Existing Credit Agreement is hereby amended by inserting, immediately following the last sentence of the first full paragraph thereof, a new sentence as follows:
    Notwithstanding anything else herein to the contrary, if (i) the Total Leverage Ratio as of the last day of the most recently ending fiscal quarter of the Borrower as set forth in the corresponding Compliance Certificate delivered pursuant to Section 6.2(a) is less than or equal to 37.5% and (ii) the Borrower’s Credit Rating is not lower than BBB-/Baa3 (determined in accordance with the immediately preceding paragraph), the Applicable Margin and Facility Fee Percentage shall be the rate per annum applicable for a Credit Rating of BBB/Baa2.
(b)The second full paragraph in the definition of “Pricing Grids” set forth in Section 1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
    A change (if any) in the Applicable Margin and Facility Fee Percentage (x) resulting from a change in the Credit Rating shall be effective immediately as of the date on which any of the rating agencies announces a change in the Credit Rating or the date on which the Borrower no longer has a Credit Rating from one of the rating agencies or the date on which the Borrower has a Credit Rating from a rating agency that had not provided a Credit Rating for the Borrower on the day immediately preceding such date, whichever is applicable and (y) resulting from a change in the Total Leverage Ratio in accordance with the immediately preceding paragraph shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.2(a); provided, that if a Compliance Certificate is not delivered when due in accordance with such Section 6.2(a), then the Applicable Margin and Facility Fee Percentage corresponding to the Credit Rating then in effect shall apply as of the fifth Business Day after the date on which such Compliance Certificate was required to have been delivered and shall remain in effect until the date on which such Compliance Certificate is delivered.

(c)The notice information for the Administrative Agent set forth in Section 10.2(a) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

Administrative Agent:	JPMorgan Chase Bank, N.A.
Loan and Agency Services Group
500 Stanton Christiana Road, NCC5, Floor 1
Newark, DE 19713-2107, United States
Attention: Eureka Young
Email: eureka.young@jpmchase.com
Telephone: (302) 786-9120

With a copy to:	JPMorgan Chase Bank, N.A.
Loan and Agency Services Group
500 Stanton Christiana Road, NCC5, Floor 1
Newark, DE 19713-2107, United States
Attention: Sherril Lowe
Email: sherril.lowe@chase.com
Telephone: (980) 296-6558

(d)Schedule 1.1A of the Existing Credit Agreement is hereby amended and restated as set forth in Schedule I hereto.
SECTION 4.Conditions to Effectiveness of this Amendment. This Amendment shall become effective on the date on which the following conditions precedent have been satisfied or waived (the date on which such conditions shall have been so satisfied or waived, the “Second Amendment Effective Date”):
(a)The Administrative Agent shall have received a counterpart of this Amendment, executed and delivered by (i) the Borrower, (ii) each Revolving Lender (including each Issuing Lender and Assigning Lender), (iii) the New Lender, (iv) the Exiting Lender and (v) the Administrative Agent.
(b)The Administrative Agent shall have received all fees required to be paid, if any, and all reasonable and documented out-of-pocket expenses (including the reasonable and documented out-of-pocket fees and expenses of legal counsel) for which invoices have been presented at least 1 Business Day (or such later date as agreed to by the Borrower) prior to the Second Amendment Effective Date.
SECTION 5.Representations and Warranties. On and as of the date hereof, the Borrower hereby confirms, reaffirms and restates that, prior to and after giving effect to this Amendment (i) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents is true and correct in all material respects (other than any representation or warranty qualified as to “materiality”, “Material Adverse Effect” or similar language, which shall be true and correct in all respects), except to the extent such representations and warranties specifically relate to an earlier date, in which case they are true and correct in all material respects (other than any representation or warranty qualified as to “materiality”, “Material Adverse Effect” or similar language, which shall be true and correct in all respects) on and as of such earlier date and (ii) no Default or Event of Default has occurred and is continuing.
SECTION 6.Continuing Effect; No Other Amendments or Consents.

(a)Except as expressly provided herein, all of the terms and provisions of the Existing Credit Agreement are and shall remain in full force and effect. The amendments provided for herein are limited to the specific subsections of the Existing Credit Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Administrative Agent’s or the Lenders’ willingness to consent to any action requiring consent under any other provisions of the Existing Credit Agreement or the same subsection for any other date or time period. Upon the effectiveness of the amendments set forth herein, on and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement.
(b)The Borrower, the Lenders (including each Issuing Lender) party hereto and the Administrative Agent acknowledge and agree that this Amendment shall constitute a Loan Document.
(c)Nothing contained herein shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement or the other Loan Documents, which shall remain in full force and effect, except to any extent expressly modified hereby or by instruments executed concurrently herewith.
SECTION 7.Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable and documented out-of-pocket costs and expenses incurred in connection with the preparation and delivery of this Amendment, and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable and documented out-of-pocket fees and disbursements of legal counsel to the Administrative Agent, in accordance with the terms in the Credit Agreement.
SECTION 8.Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent. Delivery of an executed counterpart of a signature page of (x) this Amendment, (y) any other Loan Document and/or (z) any Ancillary Document that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment, such other Loan Document or such Ancillary Document, as applicable. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment, any other Loan Document and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of the Borrower without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature and (ii) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, the Borrower hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders, and the Borrower, Electronic Signatures transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Amendment, any other Loan Document and/or any Ancillary Document shall have the same legal effect, validity and enforceability as any paper original, (ii) the Administrative Agent and each of the Lenders may, at its option, create one or more copies of this Amendment, any other Loan Document and/or any Ancillary Document in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (iii) waives any argument, defense or right to contest the legal effect, validity or enforceability of this Amendment, any other Loan Document and/or any Ancillary Document based solely on the lack of paper original copies of this Amendment, such other Loan Document and/or such Ancillary Document, respectively, including with respect to any signature pages thereto and (iv) waives any claim against any Indemnified Person for any Losses arising solely from the Administrative Agent’s and/or any Lender’s reliance on or use of Electronic Signatures and/or transmissions by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page, including any Losses arising as a result of the failure of a Borrower to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature.
SECTION 9.Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Each party hereto acknowledges and agrees that its submission of a signature page to this Amendment is irrevocable and binding on such party and its respective successors and assigns even if such signature page is submitted prior to the effectiveness of any amendment contained herein.
SECTION 10.Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
SECTION 11.Miscellaneous. It is understood and agreed that this Amendment shall be deemed to incorporate, mutatis mutandis, Sections 10.13 and 10.17 of the Existing Credit Agreement.
SECTION 12.GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS (WHETHER IN CONTRACT, TORT OR OTHERWISE AND IN LAW OR EQUITY) OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

VICI PROPERTIES L.P., as the Borrower

By: /s/ David A Kieske
Name: David A. Kieske
Title: Treasurer
[Signature Page to Second Amendment]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Revolving Lender, Assigning Lender and Issuing Lender

By: /s/ Jeff C. Miller
Name: Jeff C. Miller
Title: Managing Director
[Signature Page to Second Amendment]

WELLS FARGO BANK, N.A., as a Revolving Lender, Assigning Lender and Issuing Lender

By: /s/ Jordan Mendell
Name: Jordan Mendell
Title: Managing Director
[Signature Page to Second Amendment]

BANK OF AMERICA, N.A., as a Revolving Lender, Assigning Lender and Issuing Lender

By:/s/ Brian D. Corum
Name: Brian D. Corum
Title: Managing Director
[Signature Page to Second Amendment]

CITIBANK, N.A., as a Revolving Lender, Assigning Lender and Issuing Lender

By: /s/ Christopher Albano
Name: Christopher Albano
Title: Authorized Signatory
[Signature Page to Second Amendment]

BARCLAYS BANK PLC, as a Revolving Lender

By:/s/ Charlene Saldanha
Name: Charlene Saldanha
Title: Vice President
[Signature Page to Second Amendment]

TRUIST BANK, as a Revolving Lender

By: /s/ Tesha Winslow
Name: Tesha Winslow
Title: Director
[Signature Page to Second Amendment]

BANK OF NOVA SCOTIA, as a Revolving Lender

By: /s/ Sacha Boxill
Name: Sacha Boxill
Title: Director
[Signature Page to Second Amendment]

BNP PARIBAS, as a Revolving Lender

By: /s/ James Goodall
Name: James Goodall
Title: Managing Director
By: /s/ Kyle Fitzpatrick
Name: Kyle Fitzpatrick
Title: Director
[Signature Page to Second Amendment]

CAPITAL ONE, NATIONAL ASSOCIATION, as a Revolving Lender

By: /s/ Eric Purzycki
Name: Eric Purzycki
Title: Duly Authorized Signatory
[Signature Page to Second Amendment]

CITIZEN’S BANK, N.A., as a Revolving Lender

By: /s/ Sean McWhinnie
Name: Sean McWhinnie
Title: Managing Director
[Signature Page to Second Amendment]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Revolving Lender

By: /s/ Ming K. Chu
Name: Ming K. Chu
Title: Director
By: /s/ Alison Lugo
Name: Alison Lugo
Title: Vice President
[Signature Page to Second Amendment]

GOLDMAN SACHS BANK USA, as a Revolving Lender

By: /s/ Keshia Leday
Name: Keshia Leday
Title: Authorized Signatory
[Signature Page to Second Amendment]

MORGAN STANLEY BANK, N.A., as a Revolving Lender

By: /s/ Jack Kuhns
Name: Jack Kuhns
Title: Authorized Signatory
[Signature Page to Second Amendment]

KEYBANK NATIONAL ASSOCIATION, as a Revolving Lender

By: /s/ John J. DeLong
Name: John J. DeLong
Title: Vice President
[Signature Page to Second Amendment]

RAYMOND JAMES BANK, as a Revolving Lender

By: /s/ Alexander Sierra
Name: Alexander Sierra
Title: Vice President
[Signature Page to Second Amendment]

SUMITOMO MITSUI BANKING CORPORATION, as a Revolving Lender

By: /s/ Mary Harold
Name: Mary Harold
Title: Executive Director
[Signature Page to Second Amendment]

MIZUHO BANK, LTD., as the New Lender

By:/s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Executive Director
[Signature Page to Second Amendment]

THE HUNTINGTON NATIONAL BANK, as the Exiting Lender

By: /s/ Erin L. Mahon
Name: Erin L. Mahon
Title: Assistant Vice President
[Signature Page to Second Amendment]

Schedule I

SCHEDULE 1.1A
Loan Commitments

	USD Revolving Credit Facility	Multicurrency Revolving Credit Facility
JPMorgan Chase Bank, N.A.	$83,750,000	$108,750,000
Wells Fargo Bank, N.A.	$83,750,000	$108,750,000
Bank of America, N.A.	$96,250,000	$96,250,000
Citibank, N.A.	$96,250,000	$96,250,000
Barclays Bank PLC	$90,000,000	$90,000,000
Truist Bank	$90,000,000	$90,000,000
Bank of Nova Scotia	$80,000,000	$80,000,000
BNP Paribas	$80,000,000	$80,000,000
Capital One, National Association	$80,000,000	$80,000,000
Citizens Bank, N.A.	$80,000,000	$80,000,000
Deutsche Bank AG New York Branch	$80,000,000	$80,000,000
Goldman Sachs Bank USA	$80,000,000	$80,000,000
Morgan Stanley Bank, N.A.	$80,000,000	$80,000,000
Mizuho Bank, Ltd.	$50,000,000	$50,000,000
Raymond James Bank	$50,000,000	$0
KeyBank National Association	$25,000,000	$25,000,000
Sumitomo Mitsui Banking Corporation	$25,000,000	$25,000,000
Total	$1,250,000,000	$1,250,000,000